EXHIBIT 10.2
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                        THIRD AMENDMENT TO THE
                    JONES LANG LASALLE INCORPORATED
                     EMPLOYEE STOCK PURCHASE PLAN


     WHEREAS, Jones Lang LaSalle Incorporated (formerly known as LaSalle Partners Incorporated) (the "Company") maintains the Employee Stock Purchase Plan, as amended by the First Amendment and Second Amendment thereto (the "Plan").

     WHEREAS, the Company has determined that amending the Plan in certain respects is in the best interest of the Company.

     WHEREAS, the Board of Directors approved, and recommended approval by the stockholders of, an amendment to the Plan, and the stockholders approved the amendment at the Annual Meeting of Stockholders held May 15, 2000.

     NOW THEREFORE, the Plan has been amended effective May 15, 2000 as follows:

     1. Paragraph 2 of the Plan is hereby amended by replacing the reference to "250,000 shares" in the first sentence thereof with a reference to "1,000,000 shares".


     Capitalized terms used but not defined in this Third Amendment shall have the respective meanings assigned to them in the Plan. Except as herein modified, all the terms, conditions and provisions of the Plan are hereby ratified, confirmed and carried forward.